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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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               Date of Report (Date of earliest event reported)
                     November 17, 2004 (August 31, 2004)

                                 OCTuS, INC.
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            (Exact name of registrant as specified in its charter)


                                   NEVADA
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                 (State or other jurisdiction of incorporation)


            0-21092                                       33-0013439
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    (Commission File Number)                  (IRS Employer Identification No.)


    16117 Martincoit Road, Poway CA                       92064-2117
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(Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code:  (858) 922-1219
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         (Former name or former address, if changed since last report)


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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.
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     Bradley W. Nemeth,  a director of OCTuS, Inc,. resigned from the board on
August 31, 2004.The resignation by Mr. Nemeth was voluntary and there were no disputes with Management, the Board of Directors or the Auditors.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

Dated:  November 17, 2004             OCTuS, INC.


                                      /s/   John Belden
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                                      By:   John C. Belden
                                      Its:  President, C.E.O., C.F.O., Director


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